Exhibit 10.3

SECURITIES REPURCHASE AGREEMENT

BY AND AMONG

[●]

AND

REFORMATION INC.

Dated as of July [●], 2026.

SECURITIES REPURCHASE AGREEMENT

THIS SECURITIES REPURCHASE AGREEMENT (this “Agreement”) is made and entered into as of July [●], 2026 by and between [●] (“Seller”) and Reformation Inc., a Delaware corporation (the “Company”).

WHEREAS, the Company intends to effect the Initial Public Offering (as defined below) and, in connection with the Initial Public Offering, the Company and Seller propose to enter into a transaction whereby Seller shall sell to the Company, and the Company shall purchase from Seller, the number of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), stock options to acquire Common Stock (“Options”) and restricted stock units (“RSUs” and, together with the Common Stock and Options, the “Seller Securities”) set forth in Schedule I hereto.

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

ARTICLE I

REPURCHASE

Section 1.1         Repurchase of Seller Securities. Under the terms and subject to conditions hereof and in reliance upon the representations, warranties and agreements contained herein, at the Closing (as defined below), Seller shall sell to the Company the Seller Securities for the purchase price set forth in Schedule I hereto (the “Purchase Price”).

For purposes of this Agreement:

“Action” means any claim, suit, action, arbitration, cause of action, complaint, criminal prosecution, demand letter, allegation or proceeding, whether at law or at equity, including whether administrative or investigative, and whether public or private, or before or by any Governmental Entity, any arbitrator or other tribunal.

“Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified Person.

“Beneficial Ownership” by a Person of any securities includes ownership by any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (i) voting power which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended; provided that for purposes of determining Beneficial Ownership, a Person shall be deemed to be the Beneficial Owner of any securities which may be acquired by such Person pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of 60 days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing). The terms “Beneficially Own” and “Beneficial Owner” shall have correlative meanings.

“Code” means the Internal Revenue Code of 1986, as amended.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time, or any successor act, and the rules and regulations promulgated thereunder.

“Governmental Entity” means any supranational, national, state, municipal, local or foreign government, any court, tribunal, arbitrator, administrative agency, commission or other governmental official, authority or instrumentality, in each case whether domestic or foreign, any stock exchange or similar self-regulatory organization or any quasi-governmental or private body exercising any regulatory, taxing or other governmental or quasi-governmental authority (including any governmental or political division, department, agency, commission, instrumentality, official, organization, unit, body or entity and any court or other tribunal).

“Group” shall have the meaning assigned to it in Section 13(d)(3) of the Exchange Act.

“Initial Public Offering” means the Initial Public Offering pursuant to the registration statement on Form S-1 (SEC File No. 333-297039) filed with the SEC on June 25, 2026.

“Initial Public Offering Price” means the price per share equal to the initial offering price to the public in the Initial Public Offering less underwriting discounts and commissions.

“Order” means any judgment, writ, decree, stipulation, determination, decision, award, rule, preliminary or permanent injunction, temporary restraining order or other order of any Governmental Entity.

“Person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, other entity, government or any agency or political subdivision thereof or any Group comprised of two or more of the foregoing.

“SEC” means the U.S. Securities and Exchange Commission.

Section 1.2         Closing. The Closing (the “Closing”) of the purchase of the Seller Securities shall occur remotely via the electronic exchange of documents and signatures, subject to the satisfaction or waiver of the conditions set forth in Articles V and VI herein, immediately following the consummation of the Initial Public Offering, or at such other time, date or place as Seller and the Company may agree in writing. The date on which the Closing occurs is hereinafter referred to as the “Closing Date”.

Section 1.3         Deliveries.

(a)       At the Closing, Seller shall deliver or cause to be delivered to the Company the following (collectively, the “Seller Closing Deliveries”):

(i)            the Seller Securities, free and clear of any Lien (as defined below); and

(ii)            a duly executed U.S. Internal Revenue Service Form W-9 or applicable Form W-8 of Seller, in form and substance reasonably satisfactory to the Company.

(b)        At the Closing, the Company or its agent shall deliver to Seller the Purchase Price, payable by wire transfer of immediately available funds to the following account, or to such other account as may be agreed to between the parties:

[●]

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants to the Company, as follows:

Section 2.1         Title to Securities. Seller has sole record and Beneficial Ownership of all Seller Securities and shall deliver the Seller Securities, free and clear of any and all option, call, contract, commitment, mortgage, pledge, security interest, encumbrance, lien, tax, claim or charge of any kind or right of others of whatever nature (collectively, a “Lien”).

Section 2.2         Valid Execution. This Agreement has been duly and validly executed and delivered by Seller and constitutes the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as may be limited by bankruptcy, insolvency or other equitable remedies.

Section 2.3         Approvals. No material consent, approval, authorization or Order of, or registration, qualification or filing with, any other third party is required to be obtained or made by Seller for the execution, delivery or performance by Seller of this Agreement or the consummation by Seller of the transactions contemplated hereby.

Section 2.4         No Conflicts. The execution, delivery and performance by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby do not and will not, with or without the giving of notice or the passage of time or both, (i) violate the provisions of any law applicable to Seller; (ii) violate any Action or Order applicable to Seller or any of Seller’s assets; or (iii) result in any breach of or conflict with any terms or conditions of, or constitute a default under, any contract or instrument to which Seller is a party or by which Seller or Seller’s assets are bound, other than any such violation, breach or conflict that would not prevent or impede the consummation of the transactions contemplated hereby.

Section 2.5         Receipt of Information. Seller has received access to and carefully reviewed any financial and other information that it and its advisors considers necessary or appropriate for deciding whether to enter into this Agreement and to dispose of the Seller Securities. Seller is a sophisticated investor with the capacity to evaluate the risks and merits of the transactions contemplated by this Agreement, is represented by, or has had the opportunity to engage, separate legal and tax counsel and has reviewed (together with such counsel) the terms of this Agreement, and has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Company’s purchase of the Seller Securities and the business and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access. Seller fully understands all the terms and conditions of this Agreement and has made an informed decision with respect to the transactions contemplated by this Agreement and has not received, and is not relying on, any representations or warranties from the Company, other than as expressly provided herein. Seller hereby understands and acknowledges that neither the Company nor any of its affiliates, principals, stockholders, partners, employees and agents has provided Seller with any investment advice or rendered any opinion to Seller as to the Company or whether the sale of the Seller Securities is prudent or suitable.

Section 2.6         Treatment of Repurchase. Seller and the Company agree (i) that no portion of the Purchase Price will be treated as a dividend under Section 301 of the Code by reason of Section 302 of the Code or otherwise and (ii) to file all tax returns (including information returns) in a manner consistent with the treatment described in clause (i).

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Section 3.1         Authority Relative to this Agreement. The Company has the requisite corporate power and authority to execute and deliver this Agreement and consummate the transactions contemplated hereby. The purchase of the Seller Securities has been duly authorized by the Company’s board of directors, and no other corporate or stockholder proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency or other equitable remedies.

Section 3.2         Approvals. No material consent, approval, authorization or Order of, or registration, qualification or filing with, any court, regulatory authority, governmental body or any other third party is required to be obtained or made by the Company for the execution, delivery or performance by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby.

Section 3.3         No Conflicts. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby do not and will not, with or without the giving of notice or the passage of time or both, (i) violate the provisions of any law applicable to the Company; (ii) violate any Action or Order applicable to the Company or any of the Company’s assets; or (iii) result in any breach of or conflict with any terms or conditions of, or constitute a default under, any contract or instrument to which the Company is a party or by which the Company or the Company’s assets are bound, other than any such violation, breach or conflict that would not prevent or impede the consummation of the transactions contemplated hereby.

Section 3.4         Funds. Subject to the consummation of the Initial Public Offering, the Company will have as of the Closing sufficient cash available to pay the Purchase Price to Seller on the terms and conditions contained herein, and there will be no restriction on the use of such cash for such purpose.

ARTICLE IV

ADDITIONAL AGREEMENTS

Section 4.1         Commercially Reasonable Efforts. The parties shall each cooperate with each other and use (and shall cause their respective subsidiaries and affiliates to use) their respective commercially reasonable efforts to promptly take or cause to be taken all necessary actions, and do or cause to be done all things, necessary, proper or advisable under this Agreement and applicable laws to consummate and make effective all the transactions contemplated by this Agreement as soon as practicable.

Section 4.2         Public Announcements.

(a)            Except as may be required by applicable law, no party hereto shall make any public announcements or otherwise communicate with any news media with respect to this Agreement or any of the transactions contemplated hereby, without prior consultation with the other party as to the timing and contents of any such announcement or communications; provided, however, that the Company shall be entitled to disclose this Agreement and any of the transactions contemplated hereby in any filings made pursuant to the Securities Act of 1933 and the Exchange Act without consulting Seller.

(b)            Notwithstanding Section 4.2(a), nothing contained herein shall prevent any party from promptly making all filings with any governmental entity or disclosures with the stock exchange, if any, on which such party’s capital stock is listed, as may, in its judgment, be required in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

Section 4.3         Withholding. The Company shall pay the Purchase Price pursuant to Section 1.3(b) free and clear of, and without reduction or withholding for, any taxes. Notwithstanding the foregoing, Seller shall indemnify the Company against any and all taxes (and any and all related losses, claims, liabilities, penalties, interest, and expenses) incurred by the Company by the U.S. Internal Revenue Service or any other governmental authority as a result of the Company’s failure to deduct and withhold the proper amount of tax from the Purchase Price as a result of the treatment of all or any portion of the Purchase Price as a dividend under Sections 302(d) and 301(c)(1) of the Code.

ARTICLE V

CONDITIONS TO CLOSING OF THE COMPANY

The obligation of the Company to purchase the Seller Securities from Seller at the Closing is subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

Section 5.1         Representations and Warranties. Each representation and warranty made by Seller in Article II above shall be true and correct on and as of the Closing Date as though made as of the Closing Date.

Section 5.2         Performance. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by Seller on or prior to the Closing Date shall have been performed or complied with by Seller in all respects.

Section 5.3         Certificates and Documents. Seller shall have delivered at or prior to the Closing to the Company or its designee the Seller Closing Deliveries.

Section 5.4         Initial Public Offering. The Initial Public Offering shall have been consummated.

ARTICLE VI

CONDITIONS TO CLOSING OF SELLER

The obligation of Seller to sell the Seller Securities to the Company at the Closing is subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

Section 6.1         Representations and Warranties. Each representation and warranty made by the Company in Article III above shall be true and correct on and as of the Closing Date as though made as of the Closing Date.

Section 6.2         Performance. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Company on or prior to the Closing Date shall have been performed or complied with by the Company in all respects.

Section 6.3         Purchase Price. The Company or its agent shall have delivered to Seller the Purchase Price, payable by wire transfer of immediately available funds to the account that Seller shall designate at least two business days prior to the date of Closing.

Section 6.4         Initial Public Offering. The Initial Public Offering shall have been consummated.

ARTICLE VII

MISCELLANEOUS

Section 7.1         Savings Clause. No provision of this Agreement shall be construed to require any party or its affiliates to take any action that would violate any applicable law (whether statutory or common), rule or regulation.

Section 7.2         Amendment and Waiver. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

Section 7.3         Severability. If any provision of this Agreement shall be declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this Agreement shall not be affected and shall remain in full force and effect; provided that the economic or legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party.

Section 7.4         Entire Agreement. Except as otherwise expressly set forth herein, this Agreement, together with the several agreements and other documents and instruments referred to herein or therein or annexed hereto, embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way. Without limiting the generality of the foregoing, to the extent that any of the terms hereof are inconsistent with the rights or obligations of Seller under any other agreement with the Company or the rights or obligations of the Company under any other agreement with Seller, the terms of this Agreement shall govern.

Section 7.5         Successors and Assigns. Neither this Agreement nor any of the rights or obligations of any party under this Agreement shall be assigned, in whole or in part by any party without the prior written consent of the other parties.

Section 7.6         Counterparts; Electronic Signature. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement. This Agreement may be executed by facsimile or electronic signature in portable document format (.pdf) and a facsimile or electronic signature in portable document format (.pdf) will constitute an original for all purposes.

Section 7.7         Remedies.

(a)            Each party hereto acknowledges that monetary damages would not be an adequate remedy in the event that each and every one of the covenants or agreements in this Agreement are not performed in accordance with their terms, and it is therefore agreed that, in addition to and without limiting any other remedy or right it may have, the non-breaching party shall have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically each and every one of the terms and provisions hereof. Each party hereto agrees not to oppose the granting of such relief in the event a court determines that such a breach has occurred, and to waive any requirement for the securing or posting of any bond in connection with such remedy.

(b)            All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

Section 7.8         Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if sent by facsimile or electronic mail, or delivered personally, telecopied (upon telephonic confirmation of receipt), on the first business day following the date of dispatch if delivered by a recognized next day courier service, or on the third business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

If to the Company:

c/o Reformation Inc.
5801 S. 2nd St.
Vernon, CA 90058
Attention:       General Counsel

Email:              [***]

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, NY 10001
Attention:        Laura A. Kaufmann, Esq.

Email:               [***]

If to Seller:

c/o [●]
[●]
Attention:          [●]
Email:                  [●]

with a copy (which shall not constitute notice) to:

[●]
[●]

Attention:          [●]
Email:                  [●]

Section 7.9         Governing Law; Consent to Jurisdiction.

(a)            This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the non-exclusive jurisdiction of any state or U.S. federal court in the City of New York, County of New York, for any action, proceeding or investigation in any court or before any governmental authority (“Litigation”) arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the parties hereto hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any such Litigation, the defense of sovereign immunity, any claim that it is not personally subject to the jurisdiction of the aforesaid courts for any reason other than the failure to serve process in accordance with this Section 7.9 that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and to the fullest extent permitted by applicable law, that the Litigation in any such court is brought in an inconvenient forum, that the venue of such Litigation is improper, or that this Agreement, or the subject matter hereof, may not be enforced in or by such courts and further irrevocably waives, to the fullest extent permitted by applicable law, the benefit of any defense that would hinder, fetter or delay the levy, execution or collection of any amount to which the party is entitled pursuant to the final judgment of any court having jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

(b)            Each of the parties expressly acknowledges that the foregoing waiver is intended to be irrevocable under the laws of the State of New York and of the United States of America; provided that consent by Seller and the Company to jurisdiction and service contained in this Section 7.9 is solely for the purpose referred to in this Section 7.9 and shall not be deemed to be a general submission to said courts or in the State of New York other than for such purpose.

Section 7.10         Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Repurchase Agreement to be duly executed and delivered as of the date first above written.

[●]

By:
Name:
Title:

REFORMATION INC.

By:
Name:
Title:

[Signature Page to Repurchase Agreement]

SCHEDULE I

Securities	Number of Securities To Be Repurchased	Purchase Price
Common Stock	[●]	The Initial Public Offering Price

Options	[●]	The Initial Public Offering Price less the applicable exercise price of such Options

RSUs	[●]	The Initial Public Offering Price

I-1